SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  December 2, 2004

Franklin Receivables LLC
(Exact name of registrant as specified in its charter)
Delaware	333-106297	94-3301790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47 West 200 South, Suite 500 Salt Lake City, Utah 84101
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (801) 238-6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Filing of Computational Materials

Copies of the Computational Materials (as defined below) prepared and distributed by Citigroup Global Markets Inc., in connection with the issuance by Franklin Auto Trust 2004-2 of Auto Loan Asset-Backed Notes, Series 2004-2 are being filed on this Form 8-K.  The term “Computational Materials” shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the “SEC”) to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.

Item 9.01. Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1  Computational Materials of Citigroup Global Markets Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RECEIVABLES LLC

By:/s/ Harold E. Miller Jr.

Harold E. Miller, Jr.

President and Chief Executive Officer

Dated: December 2, 2004

Exhibit Index

Exhibit

Page

99.1

Computational Materials of Citigroup Global Markets Inc.

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